Washington Mutual Investors Fund, Inc.
                        Supplement dated January 7, 2002
           to Statement of Additional Information dated June 22, 2001



The second paragraph on page 2 of the Statement of Additional Information under the heading reading "General Guidelines" reading:

"As set forth in its Prospectus, only common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. Government securities, cash and cash equivalents."

is replaced with:


"As set forth in its Prospectus, generally only common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, such other securities that are approved on a case by case basis by the fund's Board of Directors as an exception to the fund's Investment Standards, and short-term U.S. Government securities, cash and cash equivalents."



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